                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in each of Centennial Bancorp's Form S-8 Registration Statement Nos. 33-44701, 33-86650 and 333-32081 of our report dated January 18, 2002 with respect to the consolidated financial statements of Centennial Bancorp and subsidiary included in the Annual Report on Form 10-K for the year ended December 31, 2001.

SYMONDS, EVANS & COMPANY, P.C.

Portland, Oregon
March 8, 2002